Exhibit 3.135

Department of Licensing and Regulatory Affairs

Lansing Michigan

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 2nd day of November, 2012

        , Director

Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH

BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
MAR 17 2004

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name

Melissa A. Wild

Address

123 South 84th Street, Suite 200

City	Stale	ZIP Code
Milwaukee	WI	53214	EFFECTIVE DATE:

Document will be returned to the name and address you enter above

If left blank, document will be returned to the registered office.

208-24D

ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:

Onyx Pontiac Landfill, Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1. Common Shares 9,000

Preferred Shares 0

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1. The address of the registered office is:

30640 Telegraph Road, Bingham Farms, Michigan		48025
(Street Address)	(City))	(ZIP Code)

2. The mailing address of the registered office, if different than above:

(Street Address)	(City))	(ZIP Code)

3. The name of the resident agent at the registered office is: The Corporation Company

The name(s) and addresses) of the incorporator(s) is(are) as follows:

Name	Residence or Business Address

Melissa A. Wild	125 South 84th Street, Suite 200; Milwaukee, WI 53214

ARTICLE VI (Optional, Delete if not applicable)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or an application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (Optional, Delete if not applicable)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. A written consent shall bear the date of signature of the shareholder who signs the consent. Written consents are not effective to take corporate action unless within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation’s registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders, Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested,

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented to the action in writing. An electronic transmission consenting to an action must comply with Section 407(3).

The space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

1. (We), the incorporator(s) sign my (our) name(s) this 16th day of March, 2004.

Melissa A. Wild

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT- CORPORATION for

VEOLIA ES PONTIAC LANDFILL, INC.

ID NUMBER: 20824D

received by facsimile transmission on June 9, 2006 is hereby endorsed

Filed on June 9, 2006 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Effective Date: July 1, 2006

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 9TH day of June, 2006.

        , Director

Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH

BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name

Onyx Waste Services, Inc. c/o Joyce Hansen

Address

125 South 84th St., #200

City	State	ZIP Code
Milwaukee	WI	53214	EFFECTIVE DATE:

Document will be returned to the name and address you enter above

If left blank, document will be returned to the registered office

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: Onyx Pontiac Landfill, Inc.

2. The identification number assigned by the Bureau is:            208-24D

3. Article I of the Articles of Incorporation is hereby amended to read as follows:

The name or the corporation shall be:

Veolia ES Pontiac Landfill, Inc.

These Articles of Amendment shall have a delayed effective date of July 1, 2006

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (For amendments adopted by unanimous consent of incorporators before the first meeting of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the      day of             ,         , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees

Signed this     day of             ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5. (For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 31st day of December, 2005, by the shareholders if a profit corporation, or by the Shareholders or members if a nonprofit corporation (check one of the following)

☐ at a meeting the necessary votes were cast in favor of the amendment.

☐ by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☑ by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

☐ by consents given by electronic transmission in accordance with Section 407(3) if a profit corporation.

☐ by the board of a profit corporation pursuant to section 611(2).

Profit Corporations and Professional Service Corporations	Nonprofit Corporations

Signed this 6th day of June, 2006	Signed this day of ,

By	By
(Signature of an authorized officer or agent)	(Signature President, Vice-President, Chairperson or Vice Chairperson)

Paul R. Jenks, President
(Type or Print Name)	(Type or Print Name)

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

VEOLIA ES PONTIAC LANDFILL, INC.

ID NUMBER: 20824D

to transact business under the assumed name of

VEOLIA ENVIRONMENTAL SERVICES

received by facsimile transmission on July 14, 2006 is hereby endorsed

Filed on July 17, 2006 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Expiration Date: December 31, 2011

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 17TH day of July, 2006.

        , Director

Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH

BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date flied, unless a subsequent effective date within 90 days after received date is stated in the document.

Name

Veolia ES Solid Waste, Inc. c/o Joyce Hansen

Address

125 S. 84th Street, Suite 200

City	State	ZIP Code	EXPIRATION DATE:
Milwaukee	WI	53214	DECEMBER 31,

Document will be returned to the name and address you enter above

If left blank, document will be returned to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

Veolia ES Pontiac Landfill, Inc.

2. The identification number assigned by the Bureau is:         208-24D

3. The assumed name under which business is to be transacted is:

Veolia Environmental Services

4. This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 14th day of July, 2006

By
(Signature)

Michael K. Slattery	Secretary
(Type or Print)	(Type or Print Title or Capacity)

(Limited Partnerships Only – Indicates Name of General Partner if the General Partners is a corporation or other entity)

5. If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

1.	Veolia ES Arbor Hills Landfill, Inc.	27358A

2.	Veolia ES Pontiac Landfill, Inc.	208-24D

3.	Veolia ES Solid Waste, Inc.	645797

4.	Veolia ES Solid Waste Leasing Corp.	644288

5.	Veolia ES Solid Waste Midwest, Inc.	454847

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

VEOLIA ES PONTIAC LANDFILL, INC.

ID NUMBER: 20824D

to transact business under the assumed name of

VEOLIA ENVIRONMENTAL SERVICES

received by facsimile transmission on May 9, 2007 is hereby endorsed

Filed on May 10, 2007 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Expiration Date: December 31, 2012

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 10TH day of May, 2007.

        , Director

Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH

BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date flied, unless a subsequent effective date within 90 days after received date is stated in the document.

Name

Veolia ES Solid Waste, Inc. c/o Joyce Hansen

Address

125 S. 84th Street, Suite 200

City	State	ZIP Code	EXPIRATION DATE:
Milwaukee	WI	53214	DECEMBER 31,

Document will be returned to the name and address you enter above

If left blank, document will be returned to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

Veolia ES Pontiac Landfill, Inc.

2. The identification number assigned by the Bureau is:         20824D

3. The assumed name under which business is to be transacted is:

Veolia Environmental Services

4. This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 9th day of May, 2007

By
(Signature)

Harry P. Karius	Asst. Treasurer
(Type or Print)	(Type or Print Title or Capacity)

(Limited Partnerships Only – Indicates Name of General Partner if the General Partners is a corporation or other entity)

5. If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

1.	Veolia ES Arbor Hills Landfill, Inc.	27358A

2.	Veolia ES Pontiac Landfill, Inc.	20824D

3.	Veolia ES Solid Waste, Inc.	645797

4.	Veolia ES Solid Waste Leasing Corp.	644288

5.	Veolia ES Solid Waste Midwest, LLC	B9316N

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF TERMINATION OF ASSUMED NAME for

VEOLIA ES PONTIAC LANDFILL, INC.

ID NUMBER: 20824D

received by facsimile transmission on May 9, 2007 is hereby endorsed

Filed on May 10, 2007 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 10TH day of May, 2007.

        , Director

Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH

BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name

Veolia ES Solid Waste, Inc. c/o Joyce Hansen

Address

125 S. 84th Street, Suite 200

City	State	ZIP Code
Milwaukee	WI	53214	EFFECTIVE DATE:

Document will be returned to the name and address you enter above

If left blank, document will be returned to the registered office.

CERTIFICATE OF TERMINATION OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

Veolia ES Pontiac Landfill, Inc.

2. The identification number assigned by the Bureau is:         20824D

3. The assumed name to be terminated is:

Veolia Environmental Services

4. The Certificate of Assumed Name filed on the 17th day of July, 2006 is hereby terminated.

5. This document is hereby signed as required by the Act.

Signed this 9th day of May, 2007

By
(Signature)

Harry P. Karius	Asst. Treasurer
(Type or Print)	(Type or Print Title or Capacity)

(Limited Partnerships Only – Indicates Name of General Partner if the General Partners is a corporation or other entity)

Department of Licensing and Regulatory Affairs

Lansing, Michigan

This is to Certify That the Annexed List of Images for:

VEOLIA ES PONTIAC LANDFILL, INC.

has been compared by me with the record on file in this Department and that the same is a true copy thereof, and the whole of such record.

AND I FURTHER CERTIFY that the above constitutes all documents on file in this office for the corporation.

AND I FURTHER CERTIFY that the corporation was validly incorporated on March 24, 2004, as a Michigan profit corporation, and said corporation is validly in existence under the laws of this state.

AND I FURTHER CERTIFY that this certificate is issued pursuant to the provisions of 1972 PA 284, as amended, to attest to the fact that the corporation is in good standing in Michigan as of this date and is duly authorized to transact business and for no other purpose.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 2nd day of November, 2012.

        , Director

Bureau of Commercial Services

Filed Documents

Id Number:	20824D

Name:	VEOLIA ES PONTIAC LANDFILL, INC.

FORM	DESCRIPTION	DATE FILED	PAGES

500	ARTICLES OF INCORPORATION - PROFIT	03/24/2004	3
AR-2005	ANNUAL REPORT	06/06/2005	1
AR-2006	ANNUAL REPORT	05/10/2006	1
515	CERTIFICATE OF AMENDMENT - CORPORATION	06/09/2006	3
541	CERTIFICATE OF ASSUMED NAME	07/17/2006	3
AR-2007	ANNUAL REPORT	05/03/2007	1
543	CERTIFICATE OF TERMINATION OF ASSUMED NAME	05/10/2007	2
541	CERTIFICATE OF ASSUMED NAME	05/10/2007	3
AR-2008	ANNUAL REPORT	04/15/2008	1
AR-2009	ANNUAL REPORT	03/16/2009	1
AR-2010	ANNUAL REPORT	05/04/2010	1
AR-2011	ANNUAL REPORT	05/11/2011	1
AR-2012	ANNUAL REPORT	05/14/2012	1

Department of Licensing and Regulatory Affairs

Lansing, Michigan

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 4th day of December, 2012

        , Director

Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS BUREAU OF COMMERCIAL SERVICES

Date Received

DEC 04 2012

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name

CAMERON BROWN

Address

WINSTON AND STRAWN LLP, 200 PARK AVENUE

City	State	ZIP Code
NEW YORK	NY	10166	EFFECTIVE DATE:

Document will be returned to the name and address you enter above

If left blank, document will be returned to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: Veolia ES Pontiac Landfill, Inc.

2. The identification number assigned by the Bureau is:         208-24D

3. Article I of the Articles of Incorporation is hereby amended to read as follows:

The name or the corporation is:

Advanced Disposal Services Pontiac Landfill, Inc.

COMPLETE ONLY ONE OF THE FOLLOWING:

4. Profit or Nonprofit Corporations: For amendments adopted by unanimous consent of Incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the      day of             ,         , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this day of ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 20th day of November, 2012, by the: (check one of the following)

☐ shareholders at a meeting in accordance with Section 611(3) of the Act.

☐ written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☑ written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐ board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 29th day of November 2012

By
(Signature of an authorized officer or agent)

Christian B. Mills
(Type or Print Name)